EXHIBIT 99.1

Total Entertainment Restaurant Corp. Reports Financial Results for the Fiscal Quarter Ended March 23, 2004

WICHITA, Kan., April 12, 2004 (PRIMEZONE) -- Total Entertainment Restaurant Corp. (Nasdaq:TENT) announced record revenues and earnings for the twelve-week first quarter ended March 23, 2004.

Highlights for the twelve-week first quarter ended March 23, 2004 compared to the twelve-week first quarter ended March 25, 2003:

  --  Total revenues increased 25.2% to $33,848,000

  --  Net income increased 18.0% to $2,675,000

  --  Diluted earnings per share were $0.26 versus $0.22 for the prior period

  --  Average weekly sales per restaurant increased 5.7% to
     $43,454

  --  New units (open less than 18 months) generated 33.1%
      higher average weekly sales than units in the 18-month
      comp base

  --  Restaurant operating income before preopening costs
      increased 19.8% to $6,255,000 or 18.5% of sales

  --  Comparable store sales increased 1.8%

  --  Two new units were opened

Steve Johnson, chief executive officer, stated, "We were pleased to report positive comp sales this quarter and meet our earnings guidance given on our previous conference call. New unit volumes remain strong-generating more than 30% higher volumes than our units older than 18 months which led to an increase in average weekly sales of 5.7%."

During the first quarter, the Company opened two (2) new restaurants-Gilbert, AZ and Wichita, KS. The Company plans to open 12 to 15 new restaurants in 2004. Six (6) units are currently under construction, contracts have been executed on five (5) additional sites, and negotiations have begun on four (4) additional sites.

The Company currently operates 66 restaurants under the "Fox and Hound" and "Bailey's" brand names that each provide a social gathering place offering high quality food, drinks and entertainment in an upscale, casual environment.

Chief Executive Officer, Steven M. Johnson, and Chief Financial Officer, James K. Zielke, will host the conference call at 4:30 p.m. EDT on Monday, April 12, 2004 to discuss the fiscal 2004 first quarter earnings release. The call in number is 1-877-960-9066 and the confirmation code is "TENT". A recorded replay of the conference call will be available beginning April 12, 2004 through April 26, 2004. The replay call in number is 1-800-842-6136.

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this report will prove to be accurate. Our actual results may differ materially from the forward-looking statements contained herein. Factors that could cause actual results to differ from the results discussed in the forward-looking statements include, but are not limited to, potential increases in food, alcohol, labor, and other operating costs, changes in competition, the inability to find suitable new locations, changes in consumer preferences or spending patterns, changes in demographic trends, the effectiveness of our operating and growth initiatives and promotional efforts, and changes in government regulation. Further information about the factors that might affect the Company's financial and other results are included in the Company's 10-K and 10-Q, filed with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved.

                Total Entertainment Restaurant Corp.
       Unaudited Summary Financial Data for the First Quarter 2004
             ($ in thousands except per share amounts)

                     Condensed Income Statements

                              For the twelve           For the twelve
                                weeks ended              weeks ended
                               March 23, 2004          March 25, 2003
                           -------------------------------------------
                                 $         %             $         %
                              ------     ----         ------     -----
  Food and
  beverage              $     31,421     92.8   $     24,866     92.0
 Entertainment
  and other                    2,427      7.2          2,175      8.0
                              ------    -----         ------    ------
  Total net
   sales                      33,848    100.0         27,041    100.0

 Costs and expenses:
    Costs of sales             9,116     26.9          6,949     25.7
  Restaurant
   operating expenses         16,972     50.1         13,515     50.0
  Depreciation and
   amortization                1,504      4.4          1,355      5.0
  Preopening
   costs                         432      1.3            287      1.1
                              ------     ----         ------     -----
  Restaurant costs
    and expenses              28,024     82.7         22,106     81.8
                              ------     ----         ------     ----
 Restaurant
  operating income             5,824     17.3          4,935     18.2
 General and
  administrative
  expenses                     1,745      5.2          1,367      5.1
                              ------     ----          -----     -----
 Income from
  operations                   4,079     12.1          3,568     13.1
 Other income/expense:
  Other
    income                         3        -              -        -
  Interest
    expense                      (35)    (0.1)           (25)    (0.1)
                              -------    -----         ------   ------
 Income from
   continuing
   operations
   before income
   taxes                       4,047     12.0          3,543     13.0
 Provision for
   income taxes                1,372      4.1          1,275      4.6
                            --------      ----       --------     -----
 Net income                 $  2,675      7.9       $  2,268      8.4
                            ========      ====       ========     =====

 Earnings per share:
     Basic                       $       0.27            $      0.23
     Diluted                     $       0.26            $      0.22

 Shares used in computing earnings per share (in thousands):

     Basic                              9,851                  9,865
     Diluted                           10,442                 10,248

 Restaurants open at
   end of period                           66                     56

 Comparable sales growth                  1.8%                  (2.3)%

                         Condensed Balance Sheets

                                  Mar. 23, 2004         Dec. 30, 2003
                                  -------------         -------------

 Current assets:
     Cash                              $  817                $    813
     Other current
       assets                           4,364                   4,912
                                        -----                   ------
                                        5,181                   5,725
 Property and equipment,
    net                                57,663                  56,401
 Intangibles and other
    assets                              5,444                   5,486
                                       ------                  -------
                                     $ 68,288                $ 67,612
                                     ========                 ========

 Current liabilities:
     Current portion of
      notes payable                  $      -                $      -
     Other current
      liabilities                       9,195                  11,586
                                        -----                  -------
                                        9,195                  11,586
 Notes payable                          3,335                   3,635
 Other noncurrent
   liabilities                          3,417                   3,071
 Stockholders' equity                  52,341                  49,320
                                       ------                  -------
                                    $  68,288               $  67,612
                                    =========                =========

CONTACT:  Total Entertainment Restaurant Corp
          Jim Zielke
          (316)634-0505, Ext. 6221
          (316) 634-6060, Fax
          InvestorRelations@totent.com